UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 14, 2025

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Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 892-1588
(Registrant's telephone number, including area code)
_______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 14, 2025, Sunnova EZ-Own Portfolio, LLC (“EZOP” or “Borrower”), a wholly owned subsidiary of Sunnova Energy International Inc. (the “Company”), entered into that certain Amendment No. 2 to Third Amended and Restated Credit Agreement (the “No. 2 EZOP Credit Agreement Amendment”), by and among EZOP, as borrower, Sunnova SLA Management, LLC, as manager (in such capacity, the “Manager”) and as servicer (in such capacity, the “Servicer”), Sunnova Asset Portfolio 7 Holdings, LLC, as seller (“Seller”), Atlas Securitized Products Administration, L.P., as administrative agent (the “Administrative Agent”), the lenders and other financial institutions from time to time party thereto (collectively, the “Lenders”), and the funding agents from time to time party thereto. Terms used but not defined herein shall have the meanings ascribed thereto in the No. 2 EZOP Credit Agreement Amendment.

The No. 2 EZOP Credit Agreement Amendment amended that certain Third Amended and Restated Credit Agreement, dated as of March 20, 2025 (as amended, the “EZOP Credit Agreement”), by and among EZOP, as borrower, the Manager, the Servicer, Seller, the Administrative Agent, the Lenders, the funding agents from time to time party thereto, Computershare Trust Company, National Association, as the paying agent, and U.S. Bank, National Association, as custodian, whereby the Administrative Agent and each Lender agreed to (i) provide a one-day extension (which may be extended in consecutive increments of one (1) business day, in the Administrative Agent’s sole discretion, not to exceed five (5) business days (each a “Deadline Extension”)) to the Borrower for the Borrower to pay all amounts due and payable to the approved channel partners and (ii) forbear from exercising any remedies (whether at law or under the EZOP Credit Agreement) solely in respect to an Event of Default caused by any Dealer Payment Related Borrowing Base Deficiency in existence as of April 14, 2025, and to automatically extend such forbearance period in consecutive increments of one (1) business day in connection with the granting of each Deadline Extension, if any, after April 14, 2025.

The foregoing description of the No. 2 EZOP Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the No. 2 EZOP Credit Agreement Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
10.1
Amendment No. 2 to Third Amended and Restated Credit Agreement (SLA), dated as of April 14, 2025, by and among Sunnova EZ-Own Portfolio, LLC, Sunnova SLA Management, LLC, Sunnova Asset Portfolio 7 Holdings, LLC, the financial institutions parties thereto, each funding agent representing a group of lenders party thereto, and Atlas Securitized Products Administration, L.P.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: April 17, 2025	By:	/s/ David Searle
David Searle
Executive Vice President, General Counsel and Chief Compliance Officer